DIREXION SHARES ETF TRUST

Direxion Daily Emerging Markets Bull 3X Shares
Direxion Daily Financial Bull 3X Shares
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily Real Estate Bull 3X Shares
Direxion Daily Technology Bull 3X Shares

Supplement dated May 1, 2010 to the
Prospectus dated
March 5, 2010

The Board of Trustees of Direxion Shares ETF Trust (“Trust”) has approved share splits of the issued and outstanding shares of the Direxion Daily Emerging Markets Bull 3X Shares (“Emerging Markets Bull Fund”), Direxion Daily Financial Bull 3X Shares (“Financial Bull Fund”), Direxion Daily Mid Cap Bull 3X Shares (“Mid Cap Bull Fund”), Direxion Daily Real Estate Bull 3X Shares (“Real Estate Bull Fund”) and Direxion Daily Technology Bull 3X Shares (“Technology Bull Fund”) (collectively, the “Funds”).

After the close of the markets on Tuesday, May 4, 2010 (the “Record Date”), the Financial Bull Fund and Mid Cap Bull Fund will effect a three for one share split of each Fund’s issued and outstanding shares and the Emerging Markets Bull Fund, Real Estate Bull Fund and Technology Bull Fund will effect a four for one share split of each Fund’s issued and outstanding shares.

As a result of these share splits, shareholders of the Financial Bull Fund and Mid Cap Bull Fund will receive an additional two shares for each share held of the applicable Fund.  Accordingly, the number of each Financial Bull Fund and Mid Cap Bull Fund’s issued and outstanding shares will increase by approximately 300%.  In addition, the per share net asset value (“NAV”) and next day’s opening market price of each Financial Bull Fund and Mid Cap Bull Fund will be approximately three times lower.

Similarly, shareholders of the Emerging Markets Bull Fund, Real Estate Bull Fund and Technology Bull Fund will receive an additional three shares for each share held of the applicable Fund.  Therefore, the number of each Emerging Markets Bull Fund, Real Estate Bull Fund and Technology Bull Fund’s issued and outstanding shares will increase by approximately 400%, and the Emerging Markets Bull Fund, Real Estate Bull Fund and Technology Bull Fund’s per share NAV and next day’s opening market price will be approximately four times lower.

Shareholders of record on April 30, 2010 will participate in the share splits.  Shares of each Fund will begin trading on NYSE Arca, Inc. (“NYSE Arca”) on a split-adjusted basis on Wednesday, May 5, 2010 (the “Effective Date”). The next day’s opening market value of each Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the share split.  The tables below illustrate the effect of a hypothetical three for one share split and a hypothetical four for one share split on a shareholder’s investment:

3 for 1 Share Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	10	$120	$1,200
Post-Split	30	$40	$1,200

4 for 1 Share Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	10	$160	$1,600

Post-Split	40	$40	$1,600

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the share split and instruct DTC to adjust each shareholder’s investment(s) accordingly.  DTC is the registered owner of the Funds’ shares and maintains a record of the Funds’ record owners.

The share splits will not result in a taxable transaction for holders of the Funds’ shares.  No transaction fees will be imposed on shareholders in connection with the share splits.

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Please retain a copy of this Supplement with your Prospectus